CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 333- ) of our reports dated February 6, 1997 included in Hub Group, Inc's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




                                               ARTHUR ANDERSEN LLP


            Chicago, Illinois
            June 12, 1997